Investor Presentation November 2021 Exhibit 99.2

CONFIDENTIALITY AND BASIS OF PRESENTATION The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Griid Holdco LLC (“Griid” or the “Company”) and Adit EdTech Acquisition Corp. (“ADEX” or “SPAC”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Griid and ADEX, and related transactions, and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Griid, ADEX or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third party industry publications and sources. None of Griid or ADEX has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Griid, ADEX, or the proposed business combination. Recipients of this presentation should each make their own evaluation of Griid, ADEX, and the proposed business combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate”, “project”, “forecast”, “intend”, “will”, “expect”, “anticipate”, “believe”, “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Griid’s and ADEX’s future financial and operating performance, such as estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to site build-outs and capacity deployment, potential benefits of the transaction and the potential success of Griid's strategy, and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Griid’s and ADEX’s management and are not predictions of the actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Griid and ADEX. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, legal and regulatory conditions; the failure of the parties to enter into a definitive merger agreement (or the termination thereof) with respect to the proposed business combination of Griid and ADEX; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of ADEX is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Griid; risks related to the rollout of Griid’s business and the timing of expected business milestones, in particular the ability to build out the necessary initial sites in Texas and Ohio; risks related to Griid’s commercial partnerships and supply agreements, including the inability of Griid and commercial counterparties to enter into definitive agreements, including the long-term power purchase agreements, on a timely basis or at all, and the related impacts on timing of build-out schedules and other key commercialization milestones; the effects of competition and regulation on Griid’s future business; the amount of redemption requests made by ADEX’s public stockholders the ability of ADEX or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in ADEX’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2021 under the heading “Item 1A. Risk Factors”, and other documents of ADEX filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither ADEX nor Griid presently know or that ADEX and Griid currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ADEX’s and Griid’s expectations, plans or forecasts of future events and views as of the date of this presentation. ADEX and Griid anticipate that subsequent events and developments will cause ADEX’s and Griid’s assessments to change. However, while ADEX and Griid may elect to update these forward-looking statements at some point in the future, ADEX and Griid specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing ADEX’s and Griid’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. DISCLAIMER

USE OF PROJECTIONS AND DESCRIPTION OF KEY CONTRACTS AND PARTNERSHIPS This presentation contains projected financial information with respect to Griid, namely revenue, gross profit, EBITDA, EBITDA Margin, capital expenditures, Free Cash Flow, cost per kWh, 2 year IRR, 2 year MOIC, 2 year cumulative profit, mining profit, mining margin and average cost per bitcoin mined for 2021-2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent registered public accounting firm of ADEX nor the independent registered public accounting firm of Griid, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains descriptions of certain key business partnerships of Griid, including but not limited to power suppliers and supply agreements. These descriptions are based on the Griid management team’s discussions with such counterparties and the latest available information and estimates as of the date of this presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of this presentation and, as a result, such descriptions of key business partnerships of Griid, remain subject to change. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by ADEX with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA, EBITDA Margin, Free Cash Flow and mining profit, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. ADEX and Griid believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Griid’s financial condition and results of operations. ADEX and Griid believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Griid’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Griid’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Griid is not providing a reconciliation of its projected EBITDA, EBITDA Margin and other metrics for full years 2021-2025 to the most directly comparable measure prepared in accordance with GAAP because Griid is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, Griid is unable to address the probable significance of the unavailable information, which could be material to future results. ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT The proposed business combination will be submitted to stockholders of ADEX for their consideration. ADEX intends to file preliminary and definitive proxy statements on Schedule 14A and other relevant documents with the SEC. ADEX will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. ADEX's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with ADEX's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about ADEX, Griid and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by ADEX, without charge, at the SEC's website located at www.sec.gov. DISCLAIMER (CONT’D)

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION ADEX, Griid and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from ADEX’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of ADEX’s stockholders in connection with the proposed business combination will be set forth in ADEX’s proxy statement when it is filed with the SEC. You can find more information about ADEX’s directors and executive officers in ADEX’s annual report on Form 10-K filed with the SEC on April 15, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in ADEX’s proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. NO OFFER OR SOLICITATION This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TRADEMARKS This presentation contains trademarks, service marks, trade names and copyrights of Griid, ADEX and other companies, which are the property of their respective owners. DISCLAIMER (CONT’D)

INVESTMENT OVERVIEW 1

ADEX LEADERSHIP TEAM Significant private investment & corporate finance experience Experience in bitcoin mining and the associated infrastructure through operating companies and investments Extensive digital asset market experience and thought leadership Deep experience in scaling blockchain growth initiatives Strong background in board governance of public and private companies Team Highlights JOHN D’AGOSTINO Chief Financial Officer DAVID SHRIER Chief Executive Officer ERIC MUNSON Chairman of the Board

GRIID MANAGEMENT TEAM MIKE HAMILTON Chief Research Officer Cybersecurity executive ASIC chip designer Computer scientist & hardware engineer HARRY SUDOCK Vice President, Strategy Bitcoin strategist Industry thought leader Financial technology executive DWAINE ALLEYNE Chief Technology Officer Experienced technologist Co-founder of ENSO (acq. CME Group) Formerly UBS Investment Bank Griid to provide 3 more headshots and profiles ED MEDFORD Vice President, Energy Management 27+ year utility veteran Knoxville Utility Board Knoxville Chamber Board Certified Power Executive (TVPPA) RON HURLE Vice President, Strategic Partnerships 30+ year executive Former Intel VP & GM of IT Operations & Services Former CalPERS CIO Former VMC COO CHRIS SILVA Vice President, Business Development 25+ years IT & Engineering leadership Former Executive at Bitmain Technologies Power procurement JERRY KING Chief Operating Officer 25 year public and private company executive COO Vets First Choice (acq. CVET) COO Where (acq. EBAY) AL WALLANDER Chief Financial Officer 26 year career CFO Public and private company experience CFO dotloop (acq. ZG) TREY KELLY Founder and CEO Experienced entrepreneur Former cybersecurity executive Multiple exits (most recently OpenDNS to Cisco Systems)

GRIID BOARD OF DIRECTORS Post-Combination TREY KELLY Chief Executive Officer & Chairman of the Board SUNDAR SUBRAMANIAM Managing Partner Ifesia DAVID SHRIER Chief Executive Officer of Adit EdTech Acquisition Corp. CRISTINA DOLAN Cybersecurity & ESG Blockchain Executive SHARMILA KASSAM Former Deputy Chief Investment Officer, Employees Retirement System of Texas NEAL SIMMONS Chief Executive Officer of Eagle Creek Renewable Energy TOM ZACCAGNINO Managing Partner, Muirfield Investment Partners

GRIID BUSINESS OVERVIEW PROVEN EXECUTION POWER PIPELINE MINERS & INFRASTRUCTURE Existing profitable bitcoin mining company 48 MW of existing capacity, all self-mining 3 locations built and currently online Requisite team and infrastructure to achieve long-term, sustained growth Developed 2 strategic power relationships Low-cost pipeline of carbon-free power for scale Strategic partnership with the owner and operator of 85 hydroelectric facilities across the U.S. Multiple LOIs with the nation’s largest, government-owned energy provider A growing pipeline of identified nuclear, hydro, wind, and solar generation partners with multiple MOUs being negotiated Supply agreement in place for next-generation ASIC chip technology with U.S. Fortune 50 company Relationships with manufacturers and hardware resellers for the procurement of additional mining hardware In-house design and development of key infrastructure & build-out components PREPARED FOR SCALE

Source: GRIID management Defined as Nuclear + Hydro + 59% of traditional utility contracts 2022-2023 Buildout (686MW) Identified Opportunities (2,000+MW) Current Operational Infrastructure (48MW) 570 MW Carbon Free Generation 116 MW Traditional 34 MW Carbon Free Generation1 14 MW Traditional 2,000+ MW Carbon Free Generation INVESTOR OPPORTUNITY OVERVIEW Key Financial Metrics

INVESTMENT HIGHLIGHTS 2

GRIID INVESTMENT HIGHLIGHTS A Leader In Infrastructure-Focused, Vertically-Integrated Bitcoin Mining 1 Existing U.S. Bitcoin Miner Prepared for Market-Leading Growth 2 A Large, Low-Cost Pipeline of Power for Scale 4 Experienced Board and Management Team With Proven Execution Capabilities In Power & Technology 3 Chip Supply Agreement with U.S. Fortune 50 Company Ensures Unrivaled Mining Hardware Access

THE GRIID ADVANTAGE

Large Power Pipeline[1]


GRIID
48
386
878
~1490
~2,800 MW
1,312 MW
Executed MOUs and LOIs
Core Scientific
311
720
1,031 MW
Riot[2]
83
174
543
800 MW
Cipher
445
300
745 MW
Greenidge
45
40
415
500 MW
Marathon
105
310
415 MW
Bitfarms
69
313
382 MW
Hut 8
109
100
209 MW
Hive
50
45
95 MW
Current MW
Additional MW by 2022E
Disclosed MW Pipeline
Total MW
~27% lower than peer average
$34.2 /MWh
<$25.0 /MWh
GRIID
RIOT
HIVE
Bitfarms
Cipher
MINING
GREENIDGE
GENERATION
MARATHON
HUT 8
CORE SCIENTIFIC
GRIID Scaled Power Cost
Peer Average[3]

(1) Greenidge: Per Investor Presentation filed with reference to support.com merger; Cipher: Per March 2021 investor presentation; Hut8: Per September 2021 investor presentation; Bitfarms: March 2021 Investor Presentation; Hive: Per August 27, 2021 press release; Marathon: Per September 2021 investor presentation; Core Scientific: Per Investor Presentation filed with reference to SPAC transaction

(2) Includes Riot Miners at coinmint

(3) Greenidge: Per Investor Presentation filed with reference to support.com merger; Riot: Power cost affiliated with Whinstone facility, does not include cost of power for hosted machines; Cipher: Per March 2021 investor presentation; Hut8: Weighted average of $45 per MWh for 109MW and $22 per MWh for 35MW; Bitfarms: March 2021 Investor Presentation; Hive: 30MW facility in Quebec; Marathon: Includes power price which has been passed on through hosted agreements; Core Scientific: Per Investor Presentation filed with reference to SPAC transaction

GRIID 13 PROPRIETARY & CONFIDENTIAL

Lowest Mining Breakeven Point1 Carbon-Free Energy Leader % carbon-free energy All figures as of most recent reporting period as of 10/11/21; Riot: (Cost of Revenue for Crypto + SG&A)/BTC mined for last completed quarter; Marathon: (Non-GAAP operating expenses + cost of goods)/BTC mined for last completed quarter; Cipher: (Non-GAAP operating expenses + cost of goods)/BTC mined for 2022; Greenidge: (Cost of Revenue for Crypto + SG&A)/BTC mined for last completed quarter; Hive: (Cost of Revenue for Crypto + SG&A – cost to mine ethereum)/BTC mined for last completed quarter; Hut 8: Site Operating Costs / BTC Mined in the last quarter; Bitfarms: (Non-GAAP Operating Expenses (Excludes depreciation and SBC) + Cost of Revenue)/BTC mined in last reported quarter; GRIID: (Non-GAAP cost of goods sold (excludes depreciation) + Operating costs affiliated with mining) / BTC mined in period for 2023E University of Cambridge Centre for Alternative Finance Bitcoin Electricity Consumption Index; Labeled as “renewable” which excludes nuclear power from the calculation 2 ~42% lower than nearest peer THE POWER ADVANTAGE

DISTINGUISHING SUPPLY AGREEMENT WITH LEADING U.S. BASED CHIP DESIGNER

	New Miner	S19 Pro
Hash Rate (TH/s)	135 TH/s	110 TH/s
Efficiency (W/T)	26 W/T	30 W/T
$75MM Machine Count[1]	13,333	7,173
Annual Gross Profit[2] (Based on Machine Count)	$200.3MM	$87.1MM

NEWLY DESIGNED CHIP OUTPERFORMS S19 PRO

- ✓ 15% MORE EFFICIENT (WATTS/TH)
- ✓ 50% LESS EXPENSIVE
- ✓ 130%+ GROSS PROFIT ENHANCEMENT

FIXED PRICE CHIPS BASED IN USD, NOT TIED TO BTC VOLATILITY AND MINING ECONOMICS

GRIID HAS A GUARANTEED "GO-FORWARD" CHIP ALLOCATION OF ~25% OF THE CHIPS[3]

TOP-TIER U.S. MANUFACTURER MINIMIZES SUPPLY CHAIN AND GEOPOLITICAL RISK OF CHINA-BASED MANUFACTURERS WHILE ALSO INCREASING RELIABILITY BASED ON BRAND CREDIBILITY

Source: GRIID Management Team
1) Assumes "New Miner" costs $5,625 per miner while the S19 Pro costs $10,455 per miner
2) Assumes $25 / MWh price of power; $50,000 BTC price; 145 EH/s network hash
3) Assumes continued purchase volumes

GRIID 15 PROPRIETARY & CONFIDENTIAL

FINANCIAL OVERVIEW 3

Industry low power costs resulting in estimated EBITDA margins of 88%+ from 2023 onward Deployment of over 950MW expected to result in over 24,000 Bitcoin mined annually in 2024 Strong expected Cash Flow Conversion of 87%+ at scale Annual revenue estimated to reach $2.1B+ by 2024, estimated to grow at a 107% CAGR from 2022-2024 Source: GRIID Management Note: Assumes BTC price increases from $50K in October 2021E to ~$100K in December 2024E; Defines Cash Flow Conversion as (EBITDA – CapEx) / EBITDA FINANCIAL HIGHLIGHTS

ANNUAL BITCOIN MINED GROSS MARGIN TOTAL MW DEPLOYED AND HASHRATE (PH/S) Source: GRIID Management Note: $ in Millions; Assumes BTC price increases from $50K in October 2021E to ~$100K in December 2024E MW Deployed Hashrate (PH/s) PROJECTED KEY PERFORMANCE INDICATORS

Source: GRIID Management Note: $ in Millions; Assumes BTC price increases from $50K in October 2021E to ~$100K in December 2024E SELECT FINANCIAL PROJECTIONS

+111% +74% Source: GRIID Management Note: $ in Millions; Assumes $50K BTC price starting October 2021 2022E – 2024E CAGR BTC PRICE 42% REVENUE 141% BTC PRICE 24% REVENUE 107% STRONG REVENUE GROWTH WITH BTC VOLATILITY BTC PRICE (17%) REVENUE 80% Upside Case: BTC from $50K (October 2021) to ~$150K (December 2024) Management Case: BTC from $50K (October 2021) to ~$100K (December 2024) Downside Case: BTC from $50K (September 2021) to ~$30K (December 2024)

+111% +74% Source: GRIID Management Note: $ in Millions; Assumes $50K BTC price starting October 2021 STRONG EBITDA GROWTH WITH BTC VOLATILITY 2022E – 2024E CAGR BTC PRICE 42% EBITDA 155% BTC PRICE 24% EBITDA 117% BTC PRICE (17%) EBITDA 85% Upside Case: BTC from $50K (October 2021) to ~$150K (December 2024) Management Case: BTC from $50K (October 2021) to ~$100K (December 2024) Downside Case: BTC from $50K (September 2021) to ~$30K (December 2024)

GRIID INVESTMENT HIGHLIGHTS A Leader In Infrastructure-Focused, Vertically-Integrated Bitcoin Mining 1 Existing U.S. Bitcoin Miner Prepared for Market-Leading Growth 2 A Large, Low-Cost Pipeline of Power for Scale 4 Experienced Board and Management Team With Proven Execution Capabilities In Power & Technology 3 Chip Supply Agreement with U.S. Fortune 50 Company Ensures Unrivaled Mining Hardware Access

THANK YOU